Limbach Holdings Acquires Consolidated Mechanical Leading provider of industrial facility systems solutions serving Kentucky, Michigan, and Illinois expands Limbach’s owner direct relationships WARRENDALE, PA – December 2, 2024 – Limbach Holdings, Inc. (Nasdaq: LMB) (“Limbach” or the “Company”), a building systems solutions firm that partners with building owners and facilities managers who have mission-critical mechanical, electrical, and plumbing infrastructure, today announced that it has acquired Consolidated Mechanical, Inc. (“CMI”). Founded in 1984 in Owensboro, Kentucky, CMI serves the heavy industrial, power, and commercial markets. CMI is a premier provider of mechanical, millwright, steel fabrication, plumbing construction, maintenance, and outage services to owners of complex process systems in the industrial sector. The acquisition of CMI was internally sourced by Limbach, as the Company continues to pursue value enhancing opportunities that meet its strict criteria. Limbach paid an initial purchase price of $23 million, and CMI is expected to contribute annualized revenue of approximately $23 million beginning in 2025, and EBITDA of $4 million per annum. Transaction Highlights ● The acquisition extends Limbach’s reach into the industrial sector, with new exposure to the power generation, food processing, manufacturing, and metals markets in Kentucky, Illinois, and Michigan. ● CMI's satellite presence in Western Michigan complements Limbach’s existing operations in the Southeast corner of the state, positioning the company to better serve a lucrative institutional market across Michigan. ● CMI generates revenue primarily through Owner Direct Relationships, with a robust mix of time and materials and cost-reimbursable revenue streams focused on repair, maintenance, and retrofit activities. ● Total consideration paid by Limbach at closing was $23 million, subject to typical working capital adjustments. The acquisition was funded from available cash and has performance-based, contingent earn-outs totaling up to $2 million, which would potentially be payable over the next two years. Management Commentary “We are excited to welcome the CMI team to the Limbach family,” said Michael McCann, President and Chief Executive Officer of Limbach Holdings. "This acquisition enhances our regional footprint and increases our ability to provide solutions and services to our national customers. Additionally, CMI extends our reach into industrial mechanical services, including power generation, food processing, manufacturing, and metals end-markets, and by significantly broadening our service offerings. We

Page 2 of 3 anticipate the acquisition will have a negligible impact on our revenue and earnings in 2024. Our focus will be on 2025, integrating operations, and unlocking synergies. “With this acquisition, the total consideration paid to date by Limbach for strategic acquisitions is more than $82 million, without issuing any stock as consideration for those acquisitions. We remain focused on additional potential transactions that align with our culture, expand our footprint, and enhance our service offerings. “I want to thank the Thompson Family for building a strong, culture-driven organization that has attracted remarkable talent and strong customer relationships. Their deep roots in industrial mechanical services and the team’s disciplined approach to project execution and risk management are an ideal fit for Limbach. CMI is precisely the kind of acquisition we’re looking for to support our strategic goals and implement our value creation model, leading to mutual growth and success.” Chuck Thompson, CMI’s President, said, “Combining with Limbach joins two great organizations that share a common culture and an unparalleled dedication to caring for employees and servicing the mechanical needs of mission-critical customers. We appreciate Limbach’s commitment to our community as well as the end markets we serve and are excited to become a pillar of Limbach’s growing industrial presence. We’re also looking forward to expanding CMI’s presence into the healthcare market and serving Limbach’s national healthcare customers who require mechanical services in the local and regional markets in which we’ve established a reputation for delivering exceptional solutions.” About Consolidated Mechanical CMI, established in October 1984 in Owensboro, KY, is a full-service mechanical contractor. CMI initially provided piping and mechanical support to local industrial clients in Western Kentucky. Over the years, CMI expanded its services across the Central, Northern, Eastern, and Southeastern United States, driven by a demand for superior mechanical services. Today, CMI offers a wide array of services, including various types of piping fabrication and installation, precision equipment installation, steel fabrication and erection, and the installation of industrial and commercial plumbing and HVAC systems. CMI also specializes in plant maintenance and support, boasting a full-service ASME-certified UA fabrication facility that ensures high-quality standards and on-time delivery. CMI’s comprehensive service range caters to light commercial needs and complex heavy industrial construction projects. About Limbach Limbach is a building systems solution firm that partners with building owners and facilities managers with mission-critical mechanical (heating, ventilation, and air conditioning), electrical, and plumbing infrastructure. We strive to be an indispensable partner to our customers by providing services that are essential to the operation of their businesses. We work with building owners primarily in six vertical markets: healthcare, industrial and manufacturing, data centers, life science, higher education, and cultural and entertainment. We have over 1,300 team members in 19 offices across the eastern United States. Our team members uniquely combine engineering expertise with field installation skills to provide custom solutions that leverage our full life-cycle capabilities, which allows us to address both the operational and capital project needs of our customers.

Page 3 of 3 Forward-Looking Statements We make forward-looking statements in this press release within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the expected contribution from and related to our acquisition of CMI (including projected expectations of revenue and EBITDA), our earnings, Adjusted EBITDA, revenues, expenses, backlog, capital expenditures or other future financial or business performance or strategies, results of operations or financial condition, and in particular statements regarding the impact of the COVID-19 pandemic on the construction industry in future periods, timing of the recognition of backlog as revenue, the potential for recovery of cost overruns, and the ability of Limbach to successfully remedy the issues that have led to write-downs in various business units. These statements may be preceded by, followed by or include the words "may," "might," "will," "will likely result," "should," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "continue," "target" or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our most recent annual report on Form 10-K, as well as our subsequent filings on Form 10-Q and Form 8-K, which are available on the SEC's website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this press release. This press release contains forward- looking statements noting future business expectations relating to earnings before interest, taxes, depreciation, and amortization ("EBITDA"), a measure which is not prepared in conformity with generally accepted accounting principles ("GAAP"). EBITDA is calculated in a manner generally consistent with the historical presentation of Adjusted EBITDA in the earnings releases of the Company, including the Company’s most recent earnings release issued on November 5, 2024. Because of the forward-looking nature of this estimate, it is impractical to present a quantitative reconciliation of such measure to a comparable GAAP measure, and accordingly no such reconciliation is being presented. Investor Relations Financial Profiles, Inc. Julie Kegley LMB@finprofiles.com